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                                                                    EXHIBIT 23.2

The Board of Directors
Worldtex Inc.





We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                                           KPMG PEAT MARWICK LLP


Atlanta, Georgia

April 10, 1998